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                                                                    Exhibit 10.3


                            REAFFIRMATION OF GUARANTY
                            -------------------------

                                  June 19, 2001

General Electric Capital Corporation, as Agent
10 South LaSalle Street
Suite 2800
Chicago, Illinois 60603

Attn:  Wilsons Leather Account Manager

     Please refer to (1) the Third Amended and Restated Credit Agreement dated the date hereof (the "Credit Agreement"), amending and restating that certain Second Amended and Restated Credit Agreement dated as of October 31, 2000, amending and restating that certain Amended and Restated Credit Agreement dated as of May 24, 1999, amending and restating that certain Credit Agreement dated as of May 25, 1996 among Wilsons Leather Holdings Inc. ("Borrower"), and the Loan Parties, General Electric Capital Corporation, individually and as agent ("Agent") and the other lenders signatory thereto ("Lenders"), (2) the Parent Guaranty dated as of May 25, 1996 (as amended, the "Parent Guaranty") by certain of the undersigned in favor of Agent on behalf of the Lenders under the Credit Agreement, (3) the Store Guarantors' Guaranty (as amended, the "Store Guarantors' Guaranty") dated as of May 25, 1996 by certain of the undersigned in favor of Agent on behalf of the Lenders under the Credit Agreement, (4) the Joinder Agreement dated July 31, 1997 between Wilsons International, Inc. and Agent, (5) the Joinder Agreement dated May 24, 1999 between certain of the undersigned and Agent, (6) the Joinder Agreement dated October 10, 2000 between certain of the undersigned and Agent, (7) the Joinder Agreement dated October 31, 2000 between certain of the undersigned and Agent, and (8) the Joinder Agreement dated April 13, 2001 between certain of the undersigned and Agent.

     Pursuant to the Credit Agreement, Lenders have agreed to (i) increase the Revolving Loan Commitments to $190,000,000, (ii) provide a new term loan in the principal amount equal to $25,000,000 to Borrower, and (iii) continue to make Loans and to incur Letter of Credit Obligations and Eligible Trade L/C Obligations on behalf of Borrower. All capitalized terms used but not otherwise defined herein have the meaning given to them in the Credit Agreement or in Schedule A thereto.
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     We hereby (i) acknowledge receipt of the Credit Agreement, (ii) acknowledge and reaffirm all of our obligations and undertakings under the Parent Guaranty and the Store Guarantors' Guaranty (as applicable) (collectively, the "Guaranties"), and (iii) acknowledge and agree that subsequent to, and taking into account such Credit Agreement, the Guaranties are and shall remain in full force and effect in accordance with the terms thereof.

                                       Parents:

                                       Wilsons The Leather Experts Inc.
                                       Wilsons Center, Inc.
                                       Rosedale Wilsons, Inc.
                                       River Hills Wilsons, Inc.

                                       By: /s/ Peter G. Michielutti
                                           -------------------------------------
                                       Name: Peter G. Michielutti
                                             -----------------------------------
                                       Title: Senior Vice President and Chief
                                              ----------------------------------
                                              Financial Officer
                                              ----------------------------------
                                              The authorized officer of each of
                                              the foregoing corporations

                                       Store Guarantors:

                                       Bentley's Luggage Corp.
                                       Bermans The Leather Experts Inc.
                                       El Portal Group, Inc.
                                       Florida Luggage Corp.
                                       Travelsupplies.com LLC
                                       Wilsons Leather Direct Inc.
                                       Wilsons International Inc.
                                       Wilsons Leather of Airports Inc.
                                       Wilsons Leather of Alabama Inc.
                                       Wilsons Leather of Arkansas Inc.
                                       Wilsons Leather of Canada Ltd.
                                       Wilsons Leather of Connecticut Inc.
                                       Wilsons Leather of Delaware Inc.
                                       Wilsons Leather of Florida Inc.
                                       Wilsons Leather of Georgia Inc.
                                       Wilsons Leather of Indiana Inc.
                                       Wilsons Leather of Iowa Inc.
                                       Wilsons Leather of Louisiana Inc.
                                       Wilsons Leather of Maryland Inc.
                                       Wilsons Leather of Massachusetts Inc.
                                       Wilsons Leather of Michigan Inc.
                                       Wilsons Leather of Mississippi Inc.
                                       Wilsons Leather of Missouri Inc.


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                                       Wilsons Leather of New Jersey Inc.
                                       Wilsons Leather of New York Inc.
                                       Wilsons Leather of North Carolina Inc.
                                       Wilsons Leather of Ohio Inc.
                                       Wilsons Leather of Pennsylvania Inc.
                                       Wilsons Leather of Rhode Island Inc.
                                       Wilsons Leather of South Carolina Inc.
                                       Wilsons Leather of Tennessee Inc.
                                       Wilsons Leather of Texas Inc.
                                       Wilsons Leather of Vermont Inc.
                                       Wilsons Leather of Virginia Inc.
                                       Wilsons Leather of West Virginia Inc.
                                       Wilsons Leather of Wisconsin Inc.
                                       WWT, Inc.

                                       By: /s/ Peter G. Michielutti
                                           -------------------------------------
                                       Name: Peter G. Michielutti
                                             -----------------------------------
                                       Title: Senior Vice President and Chief
                                              ----------------------------------
                                              Financial Officer
                                              ----------------------------------
                                              The authorized officer of each of
                                              the foregoing corporations


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